                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into AGCO Corporation's previously filed Registration Statements on Form S-8 (File No. 333-75591, File No. 333-75589 and File No. 333-04707).



                                    Arthur Andersen LLP
                                    /s/ Arthur Andersen LLP

Atlanta, Georgia
March 28, 2002